Exhibit 99.2

First Quarter 2012 Results Package April 26, 2012

First Quarter Highlights Posted 32% digital bookings(1) growth Exceeded full year target of 30% Bundled sales accounted for ~45% of total bookings(2) Bundles on track to generate at least half of total bookings by the end of 2012 Continues to drive down costs Cut $21mm of expenses YoY; targeting $120mm of reductions in 2012 Successfully completes loan and bond repurchases Expect to retire $425 million of debt in first four months of 2012 – majority in 1Q12 Affirmed full year guidance Achieved first quarter ad sales guidance 1

Sales Trends Bookings (year over year change) 11% 7% 29% 34% 32% -14% -18% -16% -11% -13% -18% -21% -22% -18% -21% 1Q11 2Q11 3Q11 4Q11 1Q12 Digital Total Print Rate of print bookings declines has been relatively stable at ~20% Digital is having a favorable impact on total booking trends Total booking performance is 8 points better than print results in 1Q12 Ad Sales(3) (year over year change) -17% -15% -14% -13% -16% 1Q11 2Q11 3Q11 4Q11 1Q12 2

Revenue, EBITDA & Expenses Trends $ millions QoQ and YoY expense reductions primarily driven by lower print-related costs and headcount reductions 4Q11 and 1Q11 each include $6mm of restructuring expense. 1Q12 includes $2mm of severance expense $391 $352 $344 $175 $150 $150 45% 43% 44% $216 $202 $195 1Q11 4Q11 1Q12 Adjusted EBITDA(4) Adjusted Expenses(4) Continued cost management driving strong EBITDA Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. 3

1Q12 Adjusted EBITDA To Free Cash Flow $ millions Includes semi-annual bond coupon payment Includes: cash taxes pension contribution restructuring payments seasonal factors $150 $42 $5 $30 $73 1Q12 Adj. EBITDA (4) Cash Interest Capex Working Capital & Other 1Q12 Free Cash Flow Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. 4

Adjusted Net Debt(5) $ millions $2,597 $2,504 $2,426 $2,316 $2,182 $657 $640 $628 $620 $563 $776 $753 $726 $696 $599 $1,000 $981 $967 $958 $825 $300 $300 $300 $300 $311 1Q11 2Q11 3Q11 4Q11 1Q12 Completed bank debt repurchases in March and note tender offer in April Expect to retire $425mm of debt in first four months of 2012 Favorable weighted average interest rate of 7.8% at quarter end September 2012 coupon payment on Dex One Corp. notes will be 50% cash and 50% new notes Dex One Corp. RHD Inc. Dex East Dex West Cash Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. 5

2012 Guidance $ millions Metrics Current Guidance 2nd Quarter - YoY change in Ad Sales (13%) to (14%) Net revenue $1,225 to $1,300 Adjusted EBITDA(4) $500 to $575 $ Free cash flow 300 to $ 375 Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. 6

Safe Harbor Statement Certain statements contained in this presentation regarding Dex One Corporation's future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions as they relate to Dex One Corporation or its management have been used to identify such forward-looking statements All expressions, management, forward statements. forward-looking statements reflect only Dex One Corporation's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One Corporation. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One Corporation's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One Corporation's publicly available reports filed with the SEC, which contain a discussion of various factors that may affect Dex One Corporation's business or financial results. Such risks and other factors, which in some instances are beyond Dex One Corporation's control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; our ability to collect trade receivables from customers to whom we extend credit; our ability to generate sufficient cash to service our debt; our ability to comply with the financial covenants contained in our debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the company's and the company's subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; our ability to maintain agreements with CenturyLink and AT&T and other major Internet search and local media companies; our reliance on third-party vendors for various services; and other events beyond our control that may result in unexpected adverse operating results. Dex One Corporation is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers. This presentation is being furnished to the SEC through a Form 8-K. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2012 to be filed with the SEC may contain updates to the information included in this presentation. We reference non-GAAP financial measures in this presentation. Please see the appendix for a reconciliation of non-GAAP measures to the most comparable GAAP measures measures. 7

Endnotes 1) Bookings is a non-GAAP statistical measure that represents sales activity associated with our print directories and Internet-based marketing solutions during the period. Bookings associated with our local customers represent signed contracts during the period. Bookings associated with our national customers represent what has been published or fulfilled during the period. The year over year change in bookings is calculated by dividing the difference between bookings in the current period and bookings generated in the prior year divided by bookings generated in the prior year. 2) For local customers, bundles are defined as sales that include multiple media products and marketing services incorporated into limited number customizable sets defined one of a reflecting specified pricing terms. For national customers, bundles are as sales that comprise print and digital solutions or services sold concurrently. 3) Advertising sales is another non-GAAP statistical measure and consist of sales of advertising in print directories distributed during the period and Internet-based products and services with respect to which such advertising first appeared publicly during the period. The year over year change in ad sales is calculated by dividing the difference between ad sales in the current period and adjusted ad sales in the prior year divided by adjusted ad sales in the prior year. Adjustments might be made to prior year’s ad sales in an attempt to create a same store sales metric. 4) Adjusted EBITDA and adjusted costs exclude the following items in the applicable periods: gain on sale of assets, net; gains on debt transactions, net; and stock based compensation and long-term incentive costs. 5) Represents principal outstanding, which includes the fair value discount. These figures differ from GAAP balances. 8

APPENDIX

Bank Loan Amortization Schedules $ millions; as of 3/31/12 RHD Inc. Dex East Dex West 6/30/12 $9.5 -- $5.1 9/30/12 9.5 $29.1 5.1 12/31/12 9.5 29.1 5.1 3/31/13 11.0 29.1 5.1 6/30/13 11.0 29.1 5.1 9/30/13 11.0 29.1 5.1 12/31/13 11.0 29.1 5.1 3/31/14 11.0 29.1 5.1 6/30/14 11.0 29.1 5.1 9/30/14 11.0 29.1 5.1 Maturity 719.7 337.0 512.2 TOTAL $825.4 $599.1 $562.7 Note: Amortization schedules may change over time as a result of non-scheduled payments, such as optional prepayments. Dex Media East, Inc.’s amortization payment due 6/30/12 was prepaid in 1Q12. Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. 10

GAAP Reconciliations: 1Q12, 4Q11 and 1Q11 Adjusted EBITDA EBITDA and Adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for net income prepared in conformity with GAAP. In addition, EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Management believes that these non-GAAP financial measures are important indicators of our operations because they exclude items that may not be indicative of, or related to, our core operating results, and provide a better baseline for analyzing our underlying business. Adjusted EBITDA for the three months ended March 31, 2012 is determined by adjusting EBITDA for (i) gain on Debt Repurchases, net and (ii) stock-based compensation expense and long-term incentive program. Adjusted EBITDA for the three months ended December 31, 2011 is determined by adjusting EBITDA for stock-based compensation expense and long-term incentive program. Adjusted EBITDA for the three months ended March 31, 2011 is determined by adjusting EBITDA for (i) gain on sale of assets, net and (ii) stock-based compensation expense and long-term incentive program. $ millions Reconciliation of net income - GAAP to EBITDA and Adjusted EBITDA Three Months Ended March 31, 2012 2011 Net income - GAAP $ 57.6 $ 55.4 Plus (less): tax provision (benefit) (1.2) 20.2 Plus: interest expense, net 57.1 57.7 Plus: depreciation and amortization 103.7 54.1 EBITDA $ 217.2 $ 187.4 Less: Gain on Debt Repurchases, net (1) (68.8) - Less: Gain on sale of assets, net (2) - (13.4) Plus: Stock-based compensation expense and long-term incentive program 1.4 1.4 Adjusted EBITDA $ 149.8 $ 175.4 Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying reconciliation endnotes. 11

GAAP Reconciliations: 1Q12, 4Q11 and 1Q11 Adjusted EBITDA (cont’d) $ millions Reconciliation of net income (loss) - GAAP to EBITDA and Adjusted EBITDA Three Months Ended December 31, 2011 Net income (loss) - GAAP $ 5.5 Plus (less): tax provision (benefit) 18.0 Plus: interest expense, net 55.7 Plus: depreciation and amortization 69.8 EBITDA $ 149.0 Plus: Stock-based compensation expense and long-term incentive program 1.4 Adjusted EBITDA $ 150.4 Note: These schedules are preliminary and subject to change pending the Company's Form 10-Q. Please see accompanying reconciliation endnotes. 12

GAAP Reconciliations: 1Q12 Free Cash Flow $ millions Three Months Ended March 31, 2012 Net cash provided by operating activities $ 78.1 Investment activities: Additions to fixed assets and computer software (5.0) Proceeds from sale of assets - Net cash (used in) provided by investing activities (5.0) Financing activities: Credit facilities repayments (213.7) Debt issuance items costs and other financing items, net (2.0) Decrease in checks not yet presented for payment (0.1) Net cash used in financing activities (215.8) Decrease in cash and cash equivalents (142.7) Cash and cash equivalents, beginning of period 257.9 Cash and cash equivalents, end of period $ 115.2 Non-cash financing activities: Reduction of debt from Debt Repurchases (1) $ (72.6) Note: These schedules are preliminary and subject to change pending the Company's Form 10-Q. Please see accompanying reconciliation endnotes. 13

GAAP Reconciliations: Net Debt 1Q11 – 1Q12 $ millions Reconciliation of debt - GAAP to net debt and net debt - eliminating fair value discount (3) (4) March 31, 2012 December 31, 2011 September 30, 2011 June 30, 2011 March 31, 2011 Debt - GAAP $ 2,244.0 $ 2,510.4 $ 2,551.7 $ 2,597.0 $ 2,649.7 Less: Cash and cash equivalents (115.2) (257.9) (195.4) (169.6) (136.6) Net debt 2,128.8 2,252.5 2,356.3 2,427.3 2,513.1 Fair value discount 53.7 63.1 69.3 76.2 83.7 Net debt - eliminating fair value discount $ 2,182.5 $ 2,315.6 $ 2,425.6 $ 2,503.5 $ 2,596.8 Note: These schedules are preliminary and subject to change pending the Company's Form 10-Q. Please see accompanying reconciliation endnotes. 14

GAAP Reconciliations: 2012 Guidance $ millions Reconciliation of adjusted EBITDA outlook to operating income - GAAP outlook Full Year 2012 Outlook Adjusted EBITDA outlook $ 540 Less: depreciation and amortization (410) Adjusted operating income outlook 130 Less: Stock-based compensation expense and long-term incentive program (10) Operating income - GAAP outlook $ 120 Reconciliation of adjusted free cash flow outlook to cash flow from operations outlook - GAAP Full Year 2012 Outlook Adjusted free cash flow outlook $ 340 Plus: Additions to fixed assets and computer software 20 Cash flow from operations outlook - GAAP $ 360 Note: These schedules are preliminary and subject to change pending the Company's Form 10-Q. Please see accompanying reconciliation endnotes. 15

GAAP Reconciliations: Endnotes 1) On March 23, 2012, we utilized cash on hand of $69.5 million to repurchase loans under our credit facilities of $142.1 million ("Debt Repurchases"). The Debt Repurchases have been accounted for as an extinguishment of debt resulting in a non-cash, pre-tax gain of $68.8 million during the three months ended March 31, 2012, consisting of the difference between the par value and purchase price of the credit facilities, offset by accelerated amortization of fair value adjustments to our credit facilities that were recognized in conjunction with our adoption of fresh start accounting of $2.0 million and fees associated with the Debt Repurchases of $1.8 million. 2) On February 14, 2011, we completed the sale of substantially all net assets of Business.com. As a result, we recognized a gain on sale of these assets of $13.4 million during the three months ended March 31, 2011. 3) In conjunction with our adoption of fresh start accounting, an adjustment was established to record our outstanding debt at fair value on the Fresh Start Reporting Date. The Company was required to record our credit facilities at a discount as a result of their fair value on the Fresh Start Reporting Date. Therefore, the carrying amount of these debt obligations is lower than the principal amount due at maturity. This fair value adjustment is amortized as an increase to interest expense over the remaining term of the respective debt agreements and does not impact future scheduled interest or principal payments. The unamortized fair value adjustment resulting from fresh start accounting was $53.7 million at March 31, 2012. 4) Net debt represents total debt less cash and cash equivalents on the respective date. Net debt – eliminating fair value discount eliminates the fair value discount as a result of fresh start accounting described in Note 3 and represents principal amounts due at maturity. Note: These schedules and notes are preliminary and subject to change pending the Company's filing of its Form 10-Q. 16